UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		September 29, 2017

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 1.01.    Entry Into a Material Definitive Agreement.

On September 29, 2017, NACCO Industries, Inc. ("NACCO"), spun-off Hamilton Beach Brands Holding Company ("Hamilton Beach Holding" or "HBBHC"), the former wholly owned subsidiary of NACCO, to the stockholders of NACCO (the
"spin-off"). In connection with the spin-off, the following agreements were entered into:

(i)	Separation Agreement, dated as of September 29, 2017, between NACCO and Hamilton Beach Holding (the “Separation Agreement”);

(ii)	Transition Services Agreement, dated as of September 29, 2017, between NACCO and Hamilton Beach Holding (the “Transition Services Agreement”);

(iii)	Tax Allocation Agreement, dated as of September 29, 2017, between NACCO and Hamilton Beach Holding (the “Tax Allocation Agreement”);

(iv)
Amended and Restated Stockholders' Agreement, dated as of September 29, 2017, among NACCO, the other signatories thereto, and NACCO, as depository (the “Amended and Restated Stockholders' Agreement”); and

(v)
Transfer Restriction Agreement, dated as of September 29, 2017, by and among NACCO, Hamilton Beach Holding, the other signatories thereto and Hamilton Beach Holding, as administrator (the “Transfer Restriction Agreement”).

Separation Agreement
Pursuant to the terms of the Separation Agreement, on September 29, 2017, NACCO made a distribution of 6,836,716 shares of Class A Common Stock, par value $0.01 per share, of Hamilton Beach Holding (“HBBHC Class A Common”) and 6,836,716 shares of Class B Common Stock, par value $0.01 per share, of Hamilton Beach Holding (“HBBHC Class B Common”) to holders of NACCO common stock as of 5:00pm Eastern Time on September 26, 2017. Each holder of NACCO common stock, whether NACCO Class A Common Stock, par value $1.00 per share (“NACCO Class A Common”), or NACCO Class B Common Stock, par value $1.00 per share (“NACCO Class B Common”), received one share of HBBHC Class A Common and one share of HBBHC Class B Common for each share of NACCO Class A Common and NACCO Class B Common.

The Separation Agreement contains representations and warranties regarding, among others, authorization and validity of the agreement and the facts and actions relating to the tax treatment of the spin-off. The Separation Agreement also contains provisions regarding employee matters, directors and officers insurance and indemnification provisions.

Transition Services Agreement
Pursuant to the terms of the Transition Services Agreement, NACCO provides services to Hamilton Beach Holding on a transitional basis, as needed, for varying periods after the spin-off date. The services NACCO provides include: (i) legal and consulting support relating to employee benefits and compensation matters; (ii) general accounting support, including public company support; (iii) general legal, public company, information technology, insurance and internal audit support (including responding to requests from regulatory and compliance agencies as needed); and (iv) tax compliance and consulting support. None of the transition services are expected to exceed one year. NACCO expects to receive from Hamilton Beach Holding net aggregate fees of approximately $1 million over the initial term of the Transition Services Agreement.

Tax Allocation Agreement
The Tax Allocation Agreement generally governs NACCO’s and Hamilton Beach Holding’s respective rights, responsibilities and obligations after the spin-off with respect to taxes for any tax period ending on or before the spin-off date, as well as tax periods beginning before and ending after the spin-off date. Generally, under the Tax Allocation Agreement, NACCO is responsible for the payment of:

•
all income taxes attributable to NACCO and its subsidiaries that are reported on tax returns for tax periods ending on or before the spin-off date and for tax periods that straddle the spin-off date, and on tax returns for periods beginning after the spin-off date;

•	all non-income taxes reported on tax returns required to be filed by NACCO or any of its subsidiaries;

•
all taxes arising from a failure of the spin-off to qualify for tax-free treatment under the Internal Revenue Code (the “Code”) if such taxes result solely from either an action or failure to act on NACCO’s part;

•
a portion of taxes arising from a failure of the spin-off to qualify for tax-free treatment under the Code if such taxes result from both an action or failure to act on NACCO's part and an action or failure to act on Hamilton Beach Holding’s part; and

•
a portion of taxes arising from a failure of the spin-off to qualify for tax-free treatment under the Code if such taxes do not result from any action or failure to act on NACCO’s or Hamilton Beach Holding’s part.

As subsidiaries of NACCO, Hamilton Beach Holding and each of its domestic subsidiaries has several liability with NACCO for the consolidated U.S. federal income taxes of the NACCO group relating to any taxable periods during which such entity is or was a member of the NACCO consolidated group. Although Hamilton Beach Holding and its subsidiaries will continue to be severally liable with NACCO for such liabilities following the spin-off, NACCO has agreed to indemnify Hamilton Beach Holding for amounts relating to this liability to the extent of NACCO’s portion of the liability. Though valid as between the parties, the Tax Allocation Agreement will not be binding on the Internal Revenue Service ("IRS"). The Tax Allocation Agreement also contains restrictions on NACCO’s ability to take actions that could cause the spin-off to fail to qualify as tax-free. These restrictions will apply for the two-year period after the spin-off, unless NACCO obtains the consent of Hamilton Beach Holding, a private letter ruling from the IRS or an unqualified opinion of a nationally recognized law firm that such action will not cause the spin-off to fail to qualify for tax-free treatment, and such letter ruling or opinion, as the case may be, is acceptable to Hamilton Beach Holding. The Tax Allocation Agreement provides that Hamilton Beach Holding is responsible for any taxes imposed on NACCO as a result of the failure of the spin-off to qualify as tax-free under the Code if such failure is attributable solely to certain post- spin-off actions taken by or in respect of Hamilton Beach Holding.

Amended and Restated Stockholders' Agreement
NACCO entered into the Amended and Restated Stockholders' Agreement with certain of NACCO's stockholders who are members of the Rankin and Taplin families. The terms of the Amended and Restated Stockholders' Agreement require signatories, prior to any conversion of NACCO Class B Common into NACCO Class A Common by such signatories, to offer such Class B Common to other signatories. A signatory may sell or transfer all shares not purchased under the right of first refusal as long as they are converted into NACCO Class A Common prior to such sale or transfer. Under the Amended and Restated Stockholders' Agreement, NACCO may, but is not obligated to, buy any of the shares of NACCO Class B Common not purchased by signatories following the trigger of the right of first refusal.

Transfer Restriction Agreement
NACCO, Hamilton Beach Holding and certain members of the Rankin and Taplin families entered into the Transfer Restriction Agreement. Absent a ruling from the IRS, an unqualified tax opinion from approved counsel, or approval by Hamilton Beach Holding as the Administrator of the Transfer Restriction Agreement, the agreement prohibits members of NACCO’s extended founding family, for a 2-year period following the spin-off, from (1) acquiring any stock of either NACCO or Hamilton Beach Holding (other than acquisitions of stock pursuant to an equity compensation plan of either NACCO or Hamilton Beach Holding) or (2) transferring directly or indirectly any stock owned by such family members. For the Administrator to approve any proposed transaction, the following requirements must be met:

1.
Any dispositions of stock by members of the extended founding family must be made in a manner that for every share of NACCO stock disposed of (whether by sale, gift or otherwise), two shares of Hamilton Beach Holding stock also are disposed of by a similar transfer (whether by sale, gift or otherwise). However, this requirement does not apply to (1) the conversion of Class B Common Stock into Class A Common Stock of either NACCO or Hamilton Beach Holding or (2) swaps between members of the extended founding family of NACCO Class A Common Stock for NACCO Class B Common Stock, or of HBBHC Class A Common Stock for HBBHC Class B Common Stock.

2.
Including the proposed transaction, members of the extended founding family in the aggregate shall not have transferred or acquired, when combined with any other changes in ownership pertinent for purposes of Section 355(e) of the Code, more than 35 percent (by value) of the stock of either NACCO or Hamilton Beach Holding.

3.
Including the proposed transaction, members of the extended founding family in the aggregate shall not have transferred or acquired, when combined with any other changes in ownership pertinent for purposes of Section 355(e) of the Code, stock representing more than 35 percent of the voting power of NACCO or 5 percent of the voting power of Hamilton Beach Holding. However, certain transfers to direct relatives and certain trusts and controlled entities are not taken into account.

The Transfer Restriction Agreement further provides that the 5-percent limitation on transfers of Hamilton Beach Holding voting power will be converted to a 35-percent limitation if NACCO or Hamilton Beach Holding obtains a private letter ruling from the IRS or an unqualified tax opinion substantially to the effect that the increase in voting power by holders of our Class B Common Stock by reason of the conversion by other holders of HBBHC Class B Common Stock to HBBHC Class A Common Stock will not be taken into account for purposes of Section 355(e) of the Code.

Consulting Agreement
Under the terms of the Consulting Agreement, Mr. Rankin retired as the President and Chief Executive Officer of NACCO effective September 30, 2017. In order to facilitate a smooth transition, Mr. Rankin will continue to serve as the Chairman of the Board of Directors of NACCO and Mr. Rankin will support the President and Chief Executive Officer of NACCO upon request. Mr. Rankin will have the sole discretion to determine the work schedule and the manner in which the consulting services will be performed but in no event will he be required to perform services under the Consulting Agreement in excess of twenty (20) hours a month. NACCO shall pay Mr. Rankin a monthly consulting fee of $41,666.67. The Consulting Agreement will continue in effect until September 30, 2018, at which time it will be automatically renewed for successive one (1) year periods unless either party provides written notice of non-renewal to the other party at least thirty (30) days prior to the expiration of the initial term of the Consulting Agreement or any renewal term.

The Separation Agreement, the Transition Services Agreement, the Tax Allocation Agreement, the Amended and Restated Stockholders' Agreement and the Consulting Agreement are listed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are hereby incorporated into this Item 1.01 by reference. The foregoing summary of each of these agreements is qualified in its entirety by reference to the full text of such exhibits.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On September 29, 2017, NACCO completed the spin-off of Hamilton Beach Holding as a result of the distribution of 100% of the outstanding shares of HBBHC Class A Common and HBBHC Class B Common to the holders of NACCO Class A Common and NACCO Class B Common. Hamilton Beach Holding filed a Registration Statement on Form S-1, as amended, with the U.S. Securities and Exchange Commission relating to the distribution of the common stock of Hamilton Beach Holding. As described above, pursuant to the terms of the Separation Agreement, NACCO distributed one share of HBBHC Class A Common and one share of HBBHC Class B Common after the close of trading on September 29, 2017 for each share of NACCO Class A Common and NACCO Class B Common stock outstanding as of 5:00 p.m. Eastern Time on the record date of September 26, 2017. As a result of the spin-off, Hamilton Beach Holding became an independent public company and began trading under the symbol "HBB" on the New York Stock Exchange on October 2, 2017. The unaudited pro forma consolidated financial information of NACCO giving effect to the spin-off together with the related notes thereto, is attached hereto as Exhibit 99.1.

Item 2.05.    Costs Associated With Exit or Disposal Activities.

The description of the spin-off contained in Item 2.01 of this report is incorporated herein by reference. As of the date of this report, NACCO expects to incur up to $3.0 million of pre-tax costs associated with the spin-off, consisting of NACCO's financial, legal and other separation-related advisory fees. NACCO expects substantially all of these costs will be recognized in its financial statements as of and for the nine months ended September 30, 2017. NACCO estimates that future cash expenditures for pre-tax costs associated with the spin-off will be immaterial.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

J.C. Butler, Jr., John S. Dalrymple, III, Matthew M. Rankin and Timothy K. Light have been elected, effective as of September 29, 2017, as members of the Board of Directors of NACCO. Mr. Butler, the President and Chief Executive Officer of NACCO, will be a member of the Executive Committee of the NACCO Board of Directors. Mr. Dalrymple will be a member of the Nominating and Corporate Governance Committee of the NACCO Board of Directors. Mr. Light will be a member of the Compensation Committee and Audit Review Committee of the NACCO Board of Directors. Messrs. Dalrymple and Light are independent, as such term is defined in the listing standards of the New York Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The disclosure below provides biographical information about each newly elected director:

J.C. Butler, Jr.: Age 56
President and Chief Executive Officer of NACCO. Senior Vice President - Finance, Treasurer and Chief Administrative Officer of NACCO (from October 2012 to September 2017); Vice President - Corporate Development and Treasurer of NACCO (from prior to 2012 to September 2012); President and Chief Executive Officer of NACoal (from July 2015 to present); Senior Vice President - Project Development, Administration and Mississippi Operations of NACoal (from July 2014 to July 2015); Senior Vice President, Project Development and Administration of NACoal (from prior to 2012 to June 2014).

John S. Dalrymple, III: Age 68
Self-employed (farm manager). From prior to 2012 to December 2016, Governor of the State of North Dakota.

Timothy K. Light: Age 60
Retired Senior Vice President, Business Development of American Electric Power Service Corporation (AEPSC), a wholly owned subsidiary of American Electric Power Company (from December 2016 to May 2017). January 2014 to November 2016, Senior Vice President, Commercial Operations of AEPSC. From prior to 2012 to December 2013, Senior Vice President, Fuel, Emissions and Logistics of AEPSC.

Matthew M. Rankin: Age 44
President and Chief Executive Officer of Carlisle Residential Properties from 2012 to present.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of NACCO giving effect to the spin-off together with the related notes thereto, is attached hereto as Exhibit 99.1.

(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1
Separation Agreement, dated as of September 29, 2017, between NACCO Industries, Inc. and Hamilton Beach Brands Holding Company is incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Hamilton Beach Brands Holding Company on October 4, 2017, Commission File No. 000-55845.

10.2
Transition Services Agreement, dated as of September 29, 2017, between NACCO Industries, Inc. and Hamilton Beach Brands Holding Company is incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K, filed by Hamilton Beach Brands Holding Company on October 4, 2017, Commission File No. 000-55845.

10.3
Tax Allocation Agreement, dated as of September 29, 2017, between NACCO Industries, Inc. and Hamilton Beach Brands Holding Company is incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed by Hamilton Beach Brands Holding Company on October 4, 2017, Commission File No. 000-55845.

10.4	Amended and Restated Stockholders' Agreement, dated as of September 29, 2017, among NACCO Industries, Inc., the other signatories thereto and NACCO Industries, Inc., as depository.
10.5	Consulting Agreement, dated as of September 29, 2017, between NACCO Industries, Inc. and Alfred M. Rankin, Jr.
99.1	NACCO Industries, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 5, 2017		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller